UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	PLOW	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The information in this Form 8-K that is furnished under “Item 7.01 Regulation FD Disclosure” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.   Regulation FD Disclosure

Change in Segment Reporting

During the first quarter of 2019, Douglas Dynamics, Inc. (the “Company”) reorganized its business segments to reflect a new operating structure as a result of a change in how the Company’s chief operating decision maker allocates resources, makes operating decisions and assesses the performance of its business. The changes in the Company’s reporting structure consist of revenues and costs from the Company’s municipal snow and ice control offering under the Henderson Products brand moving from the Work Truck Attachments segment to the Work Truck Solutions segment. Under this revised reporting structure, beginning with the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, the Company will present two reportable segments, as follows:

•                       The Work Truck Attachments segment will include manufactured commercial snow and ice control attachments sold under the FISHER®, SNOWEX® and WESTERN® brands.

•                       The Work Truck Solutions segment will include manufactured municipal snow and ice control products under the HENDERSON® brand and the upfit of attachments and storage solutions under the HENDERSON® brand, and the DEJANA® brand and its related sub-brands.

In addition, segment results will now include an allocation of all corporate costs.

To assist investors in making comparisons of the Company’s historical information with future financial information that will reflect the segment change, previously reported segment financial information for the year ended December 31, 2018 (including by quarter) has been recast to reflect Company’s new segment reporting structure. The recast unaudited information is presented herein as Exhibit 99.1.

The segment change discussed above and presented within the recast unaudited information affects only the manner in which the results of the Company’s reportable segments were previously reported. The information contained in or as an exhibit to this Form 8-K does not restate the Company’s previously reported consolidated financial statements for any period, nor does it affect the Company’s reported net income, earnings per share, total assets, or stockholders’ equity for any of the previously reported periods. This Form 8-K, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the Company’s interim filings for such year filed with the Securities and Exchange Commission.

Item 9.01.    Financial Statements and Exhibits

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable

(d)                                 Exhibits.    The following exhibit is being furnished herewith:

(99.1)	Recast Segment Information of Douglas Dynamics, Inc.
(99.2)	Supplemental Segment Change Information of Douglas Dynamics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS DYNAMICS, INC.

Date: May 6, 2019	By:	/s/ Sarah Lauber
Sarah Lauber
Chief Financial Officer and Secretary